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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002.


                         ALLERGY IMMUNO TECHNOLOGIES, INC.
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        (Exact name of small business issuer as specified in its charter)

Delaware                                                      95-3937129
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(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification
No.)

8540 Cinder Bed Road   Suite 300 Newington, VA   22122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code: (949) 645-3703
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1531 Monrovia Avenue, Newport Beach, California               92663
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(Former name, former address and former fiscal year, if changed since last report.)


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On August 7, 2002 the Registrant engaged Johnson CPA, PLLC & Consulting, as the Registrant's independent accountants to report on the Company's balance sheet as of May 31, 2002, and the related statements of income, stockholders' equity and cash flows for the one year period then ended. The decision to appoint Johnson CPA, PPLC & Consulting was approved by the Registrant's Board of Directors.

BDO SEIDMAN, LLP resigned as the Registrant's auditors on August 7, 2002.
The firm had served as the Registrant's independent accountants for the past fiscal year. Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, such accountant's report on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act for the past two years through the date of this letter. During the Registrant's fiscal year ended May 31, 2001 and 2000, and during the period from May 1, 2002 until BDO's dismissal, there were no disagreements with BDO within the meaning of item 304 of Regulation SK or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports.

(b) We appointed Johnson CPA, PLLC & Consulting as our new independent accountants on August 7, 2002. We have consulted with Johnson CPA, PLLC & Consulting on certain matters during May, June, and July of 2002. Specifically, Johnson CPA PLLC & Consulting provided tax advice regarding a possible transfer of assets between a third party and the registrant in order to obtain the best tax structural benefits from the transaction. No views were expressed to the registrant either orally or in writing; tax issues were expressed only to the third party. The third party has decided to forgo this transaction and thus has not used any of the advice provided by Johnson CPA PLLC & Consulting concerning this transaction. To this date the accountant has performed no consulting services for the registrant. The former accountant was not consulted regarding the asset transfer transaction.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2002

ALLERGY IMMUNO TECHNOLOGIES, INC.




By: /s/ Louis Marrero
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Louis Marrero, President


INDEX TO EXHIBITS

Exhibit 16.1 Letter on Change in Certifying Accountant

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EXHIBIT 16.1 Letter on Change in Certifying Accountant

August 22, 2002

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:
We have been furnished with a copy of the response to Item 4 of Form 8-KA for the event that occurred on August 8, 2002, to be filed by our former client, Allergy Immuno Technologies, Inc.. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP
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